FIRST AMENDMENT
                                    TO THE
                         ADVANCED MEDICAL OPTICS, INC.
                       2002 INCENTIVE COMPENSATION PLAN

WHEREAS, Advanced Medical Optics, Inc. (the "Corporation") adopted the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan effective June 19, 2002, and amended and restated such plan with the approval of the Corporation's stockholders on May 20, 2004 (as so amended, the "Plan"), subject to the right of the Board of Directors of the Corporation (the "Board") to amend the Plan from time to time, as set forth in paragraph (a) of
Section 9.6; and

WHEREAS, the Board as determined that it is in the best interests of the Corporation to amend the Plan as set forth herein.

NOW, THEREFORE, THEREFORE the Plan is hereby amended effective November 18, 2004 as follows:

         1. Article IV of the Plan is amended by striking Sections 4.1 and 4.2 in their entirety and by renumbering Sections 4.3 through 4.5 accordingly and all cross-references to these sections.

         2. Article IV, Section 4.3, which is renumbered Section 4.1, is hereby amended in its entirety to read as follows:

                  "4.1     Discretionary Grants

                           "The Board may, in its discretion, grant Options to
                  Independent Directors at any time and from time to time, the terms of which shall be determined by the Board. In the discretion of the Board, Options granted hereunder to Independent Directors may be granted in lieu of director fees."

The undersigned hereby executes this First Amendment on behalf of the Corporation on this 18th day of November, 2004.

                                       ADVANCED MEDICAL OPTICS, INC.



                                       By:    /s/ Aimee S. Weisner
                                              ----------------------------------
                                              Aimee S. Weisner,
                                              Corporate Vice President,
                                              General Counsel and Secretary